UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2025

Aon plc
(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15 George's Quay, Dublin 2, Ireland		D02 VR98
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.850% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.050% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.600% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.000% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc's 5.350% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.900% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.900% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.'s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.             Results of Operations and Financial Condition.

On July 25, 2025, Aon plc issued a press release (the “Press Release”) announcing its results of operations for the quarter ended June 30, 2025.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a) - (c)   Not applicable.

(d)           Exhibits:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Aon plc on July 25, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

		By:	/s/ Michael Neller
Michael Neller
Senior Vice President, Global Controller and Chief Accounting Officer

Date:	July 25, 2025

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